Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Debt
Debt

Note 11. Debt

Our long-term debt was as follows:

(Thousands)	September 30, 2022	December 31, 2021
Term loan facility	$175,000	$—
Prior term loan facility	—	235,668
Prior ABL facility	—	51,890
International trade finance lines	61,806	4,510
International notes payable	4,617	3,126
Other loans	7	25
Total debt	241,430	295,219
Unamortized debt costs	(2,942)	(4,910)
Current maturities of long-term debt	(12,011)	(8,735)
Short-term debt	(61,806)	(4,510)
Long-term debt, net	$164,671	$277,064

Credit Agreement

On August 29, 2022, the Company entered into a credit agreement (the “Credit Agreement”) among the Company, Westrock Beverage Solutions, LLC, as the borrower (the “Borrower”), Wells Fargo Bank, N.A., as administrative agent, collateral agent, and swingline lender, Wells Fargo Securities, LLC, as sustainability structuring agent, and each issuing bank and lender party thereto. The Credit Agreement includes (a) a senior secured first lien revolving credit facility in an initial aggregate principal amount of $175.0 million (the “Revolving Credit Facility”) and (b) a senior secured first lien term loan facility in an initial aggregate principal amount of $175.0 million (the “Term Loan Facility”). Proceeds from the Term Loan Facility were used for paying off existing indebtedness. The Revolving Credit Facility and the Term Loan Facility will mature on August 29, 2027. All obligations under the Credit Agreement are guaranteed by the Company and each of the Borrower’s domestic subsidiaries, which comprise our Beverage Solutions segment, and are secured by substantially all of the Company’s assets.

Borrowings under the Revolving Credit Facility and the Term Loan Facility will bear interest, at the Borrower’s option, initially at an annual rate equal to (i) Term SOFR plus a credit spread adjustment of 0.10% for loans with an interest period of one month, 0.15% for loans with an interest period of three months and 0.25% for loans with an interest period of six months, as applicable, (the “Adjusted Term SOFR Rate”) or (ii) the base rate (determined by reference to the greatest of (i) the rate of interest last quoted by The Wall Street Journal in the U.S. as the prime rate in effect, (ii) the NYFRB Rate from time to time plus 0.50% and (iii) the Adjusted Term SOFR Rate for a one month interest period plus 1.00%, (the “Base Rate”)), in each case plus the Applicable Margin. The Applicable Margin ranges from 1.50% to 2.50% for Adjusted Term SOFR loans and from 0.50% to 1.50% for Base Rate loans, in each case depending on the total net leverage ratio. Commitment fees on the daily unused amount of commitments under the Revolving Credit Facility range from 0.20% to 0.35% depending on the total net leverage ratio. At September 30, 2022, the Revolving Credit Facility was undrawn (other than the standby letters of credit outstanding described below) and the interest rate applicable to our Term Loan Facility was 5.7%.

The Term Loan Facility requires quarterly principal payments during the first three years of approximately $2.2 million (1.25% of the original principal balance beginning December 31, 2022). Quarterly payments increase to approximately $3.3 million and $4.4 million (1.875% and 2.5% of the original principal balance) during the fourth and fifth years, respectively.

We incurred $6.0 million of financing fees in connection with the Credit Agreement. $3.0 million of the fees were allocated to the Term Loan Facility and are being amortized utilizing the frozen effective yield method based on the interest rate in place at the issuance of the Term Loan Facility. $3.0 million of the fees were allocated to the Revolving Credit Facility, are reported within other long-term assets on the Condensed Consolidated Balance Sheets and are being amortized ratably over the term of the Revolving Credit Facility.

We had $2.6 million of standby letters of credit outstanding at September 30, 2022.

The Credit Agreement contains two financial covenants requiring maintenance of a total net leverage ratio not to exceed 4.50 to 1.00, with a stepdown to 4.00 to 1.00 on the 18-month anniversary of the closing date of Credit Agreement (with an option to increase to 4.50 to 1.00 following certain permitted acquisitions), and an interest coverage ratio of at least 1.50 to 1.00 (the “Financial Covenants”). As of September 30, 2022, the Company was in compliance with the Financial Covenants.

Prior Term Loan Facility

On February 28, 2020, Westrock Beverage Solutions, LLC, as borrower, borrowed $240.0 million of term loans from various financial institutions pursuant to a loan and security agreement (the “Prior Term Loan Agreement”) (such term loans, the “Prior Term Loan Facility”). In connection with the Closing, all outstanding Prior Term Loan Facility balances were repaid, and the associated Prior Term Loan Agreement was terminated. The Company paid a $1.6 million early termination fee, and wrote off $4.0 million of unamortized deferred financing fees associated with the termination of the Prior Term Loan Facility, which are recorded within interest expense on the Condensed Consolidated Statement of Operations.

Prior ABL Facility

On February 28, 2020, Westrock Beverage Solutions, LLC, as borrower, entered into a loan and security agreement with Bank of America as administrative agent (the “Prior ABL Credit Agreement”) that created an asset-based loan of $90.0 million (the “Prior ABL Facility”). In connection with the Closing, all outstanding Prior ABL Facility balances were repaid, and the associated Prior ABL Credit Agreement was terminated. Upon termination, we wrote off $0.3 million of the $1.3 million unamortized deferred financing fees associated with the Prior ABL Facility, which are recorded within interest expense on the Condensed Consolidated Statement of Operations. The remaining unamortized deferred financing fees were allocated to the new Revolving Credit Facility and will be amortized over the life of the Revolving Credit Facility. Outstanding letters of credit under the Prior ABL Facility were replaced by letters of credit under the Credit Agreement.

International Debt and Lending Facilities

At September 30, 2022, Westrock Coffee International, LLC, an Arkansas limited liability company and wholly owned subsidiary of the Company, through its subsidiary Falcon Coffees Limited (“Falcon”) had a $0.7 million promissory note payable with responsAbility SICAV (Lux). Proceeds from the note are restricted for the sole purpose of financing Falcon’s trading activities. Borrowings on the note bear interest at a fixed rate of 9.5% and mature on December 31, 2022. Westrock Coffee International, LLC, through its subsidiary Rwanda Trading Company, maintains two mortgage-backed lending facilities with a local bank in Rwanda: a short-term trade finance facility with a balance of $9.1 million at September 30, 2022 and a long-term note payable with a balance of $1.9 million at September 30, 2022. The short-term trade finance facility and the long-term note payable bear interest at a rate of 6.5% and 7.0%, respectively.

Falcon maintains a working capital trade finance facility with multiple financial institutions, which prior to March 16, 2022, was agented by Brown Brothers Harriman (“BBH”), a related party of the Company through its equity interests in the Company, and was reported as short-term related party debt on the Condensed Consolidated Balance Sheets. On March 16, 2022, Falcon refinanced its working capital trade finance facility, and the facility was transferred to different lenders with the same terms as the previous facility. At the time of refinance, there was $49.3 million outstanding under the facility. The new facility is uncommitted, repayable on demand and secured by Falcon’s assets. The facility is renewable on an annual basis beginning in March 2023. On April 29, 2022, the facility size increased from $50 million to $55 million and subsequently, on June 16, 2022, the facility size increased to $62.5 million. At September 30, 2022, there was $49.6 million outstanding under the facility, which is recorded in short-term debt in the Condensed Consolidated Balance Sheets. Interest is payable monthly at the U.S. Prime Rate plus 1.50%, subject to a minimum rate of 5.00%. The facility carries an agent fee of 0.25% of total available capital. Availability under the facility is subject to a borrowing base calculation. The credit facility is secured by substantially all liquid assets of Falcon. Falcon’s facility contains certain restrictive financial covenants which require Falcon to maintain certain levels of working capital, debt, and net worth. Falcon was in compliance with these financial covenants as of September 30, 2022.

Subordinated Related Party Debt

On February 28, 2020, we issued $13.3 million of subordinated debt (the “Subordinated Notes”) to Wooster Capital, LLC (“Wooster”) and Jo Ellen Ford, related parties of the Company through their equity ownership and relation with Joe Ford, the chairman of our board of directors. The Subordinated Notes provided for maturity on the earlier of (i) six months after the Prior Term Loan Facility due in 2025 was paid in full or (ii) 10 years from the date of issuance (February 2030). Interest was payable quarterly at the end of each calendar quarter at a rate of 6% per annum.

Substantially concurrently with the Closing and pursuant to the terms of their respective subscription agreements with the Company, Wooster and Jo Ellen Ford contributed their respective Subordinated Notes to the Company and in exchange for such contribution, the Company issued Common Shares, par value $0.01 per share, to Wooster and Jo Ellen Ford. The Company issued a total of 1,330,000 Common Shares in exchange for the contribution of the Subordinated Notes, which were subsequently extinguished.

In connection with the Transaction, on July 14, 2022, pursuant to the terms of the subscription agreement entered into between the Company and Wooster, in which Wooster agreed to subscribe for and purchase, and the Company agreed to issue and sell to Wooster, prior to and substantially concurrently with the Closing, an aggregate of 2,150,000 Common Shares at a purchase price of $10.00 per share, for aggregate gross proceeds of $21,500,000 to the Company, Wooster pre-funded $11.7 million of its commitment (the “Wooster Pre-fund”) and in exchange thereof was issued a subordinated convertible note by the Company (the “Convertible Note”). The Convertible Note had a principal amount of $11.7 million, a maturity of one year and an interest rate of 8% per annum which was payable quarterly on the last business day of each quarter. On August 26, 2022, in connection with the Closing, the Convertible Note automatically converted, in accordance with its terms, into 1,170,000 Common Shares.

Note 13. Debt

Our long-term debt as of December 31, 2021 and 2020 was as follows:

(Thousands)	December 31, 2021	December 31, 2020
Term loan	$235,668	$238,990
ABL facility	51,890	39,757
International trade finance lines	4,510	6,447
International notes payable	3,126	3,321
Other loans	25	103
Total debt	295,219	288,618
Unamortized debt costs	(4,910)	(4,800)
Current maturities of long-term debt	(8,735)	(6,108)
Short-term debt	(4,510)	(6,447)
Long-term debt, net	$277,064	$271,263

The debt payments required in each of the next five years and thereafter are as follows:

(Thousands)
2022	$13,245
2023	8,473
2024	11,444
2025	262,057
2026	—
Thereafter	—
Total	$295,219

Term Loan due in 2025

On February 28, 2020, Westrock Coffee Company, LLC, as borrower, borrowed $240.0 million of term loans from various financial institutions pursuant to a loan and security agreement (the “Term Loan Agreement”) that terminates on February 28, 2025 (such term loans, the “Term Loan”). The Term Loan, which is secured by substantially all the assets of WCC, accrues interest quarterly, at the borrower’s option, at the LIBOR or Prime rate plus an Applicable Margin, as such terms are defined in the Term Loan Agreement, that corresponds to our total leverage ratio at the end of each quarter. All outstanding loans currently accrue interest at the LIBOR Rate, and the interest rate on such Term Loans was 9.75% at December 31, 2021.

The outstanding Term Loan also carries a Payment-in-Kind (“PIK”) interest rate of 0.75% through June 30, 2021, with a step down to 0.25% thereafter that accrues to the outstanding balance quarterly as long as the Run-Rate EBITDA, as such term is defined in the Term Loan Agreement, is under certain defined thresholds. For the years ended December 31, 2021 and 2020, $1.8 million and $0.8 million of PIK interest was accrued, respectively.

Principal payments on the Term Loan are due quarterly, in the amount of 0.25% of the original principal beginning June 30, 2020, 0.625% of the original principal beginning June 30, 2021, 0.9375% of the original principal beginning June 30, 2023, and 1.25% of the original principal balance beginning June 30, 2024 through maturity.

We incurred $5.6 million of financing fees in connection with the issuance of the Term Loan. The financing fees are being amortized using the straight-line method, which is approximate to the effective interest method, over a period of five years, which represents the term to maturity of the Term Loan.

On February 5, 2021 and February 26, 2021, we amended the Term Loan Agreement to include, among other things: (i) a waiver to provide interim period financial statements within the timeframe originally provided; (ii) the definitions of Applicable Margin, EBITDA, Liquidity, PIK Interest, Run Rate EBITDA; (iii) increased qualified cash that may be netted against debt for certain covenant calculations from $10 million to $15 million; (iv) added requirements to deliver a calculation of liquidity, cash flow forecast, sales report, and variance analysis with management commentary weekly; (v) increased the number of Lender Meetings from two times per Fiscal Year to no more than one time each month until December 31, 2021; (vi) included a cap on maximum Capital Expenditures until June 30, 2021; (vii) amended applicable periods and application ratios for Fixed Charge Coverage Ratio and Total Leverage Ratio (applied retrospectively to the December 31, 2020 calculations); and (viii) added a minimum Liquidity financial covenant until the quarter ending September 30, 2021.

On November 22, 2021, the Company entered into Amendment No. 5 to the Term Loan Agreement (the “Fifth Term Loan Amendment”), which (i) delayed the application of our Fixed Charge Coverage Ratio until the quarter ended September 30, 2022, amended the limits of our Total Leverage Ratio, Maximum Capital Expenditures covenant and the Minimum Liquidity covenant; (ii) reduced the PIK interest rate to 0.25%; and (iii) required a capital call agreement that can be called if the Company is not in compliance with the applicable covenants at June 30, 2022. Proceeds from any capital call will be required to be used to pay down debt.

US Asset-Based Lending Facility

On February 28, 2020, Westrock Coffee Company, LLC, as borrower, entered into a credit agreement with Bank of America as Administrative Agent that created an asset-based loan of $90.0 million (the “ABL Facility”). The ABL Credit Agreement has subsequently been amended by Amendment No. 1, dated September 30, 2020. Proceeds from the ABL Facility may be used for lawful corporate purposes, including working capital. The ABL Facility terminates on the earlier of (i) February 28, 2025 and (ii) ninety-one days prior to the maturity of the Term Loan. Depending on the loan type, interest accrues, at the borrower’s option, at the LIBOR or Base Rate plus an Applicable Margin, as such terms are defined in the loan and security agreement governing the ABL Facility. The Applicable Margin ranges from 1.50% to 3.00% for LIBOR Rate loans, and 0.50% to 2.00% for Base Rate loans.

We incurred related financing fees of $2.6 million which were capitalized and reported within other long-term assets on our Consolidated Balance Sheets and are being amortized using the straight-line method over the duration of the amended ABL Facility.

As of December 31, 2021, our total availability under the ABL Facility was $35.4 million, which was based on our borrowing base (accounts receivables and inventory as of November 30, 2021). As of December 31, 2021, we had $51.9 million of outstanding borrowings under the ABL Facility and $2.7 million of letters of credit. The ABL Facility carries a commitment fee on any of the unused commitment of 0.375% per annum. The weighted average effective interest rate on our outstanding borrowings was 4.1% at December 31, 2021.

Covenant Compliance

The respective loan and security agreements, as amended, governing the ABL Facility and the Term Loan each contain a number of covenants and restrictions, including covenants that limit our and certain of our subsidiaries’ ability, subject to certain exceptions and qualifications, to (i) pay dividends or make distributions, repurchase equity securities, prepay subordinated debt or make certain investments, (ii) incur additional debt or issue certain disqualified stock or preferred stock, (iii) create or incur liens on assets securing indebtedness, (iv) merge or consolidate with another company or sell all or substantially all of our assets taken as a whole, (v) enter into transactions with affiliates, and (vi) sell assets. The covenants and restrictions are substantially similar across both credit facilities. As of December 31, 2021, and the date of these financial statements, we were in compliance with covenants under both the Term Loan and ABL Facility.

International Debt and Lending Facilities

At December 31, 2021, Westrock Coffee International, LLC, through its subsidiary Falcon Coffees Limited (“Falcon”) had a $2.5 million promissory note payable with responsAbility SICAV (Lux), split into three tranches. Proceeds from the note are restricted for the sole purpose of financing Falcon’s trading activities. The note was amended in January 2022 to adjust the maturity of certain tranches, and to re-set interest rates. Borrowings on the note bear interest at a fixed rate of 10.25% for the $0.9 million tranche maturing on June 30, 2022, and 9.5% on the tranches of $0.9 million and $0.7 million maturing on September 30, 2022 and December 31, 2022, respectively. Westrock Coffee International, LLC, through its subsidiary Rwanda Trading Company, maintains two mortgage-backed lending facilities with a local bank in Rwanda: a short-term trade finance facility with a balance of $4.5 million at December 31, 2021 and a long-term note payable with a balance of $0.6 million at December 31, 2021.

Related Party Debt

Falcon maintains a working capital trade finance facility with multiple financial institutions agented by Brown Brothers Harriman (“BBH”), a related party through common ownership. The facility was originally scheduled to mature December 31, 2021, but has been amended to extend the maturity to March 31, 2022 while the Company finalizes its refinancing of this arrangement. At December 31, 2021, there was $34.2 million outstanding under the facility, which is recorded in short-term related party borrowing in the Consolidated Financial Statements. Interest is payable monthly at the U.S. Prime Rate plus 1.50%, subject to a minimum rate of 5.00%. The facility carries an agent fee of 0.25% of total available capital. Availability under the facility is subject to a borrowing base calculation. The credit facility is secured by substantially all liquid assets of Falcon. Falcon’s facility with BBH contains certain restrictive financial covenants which require Falcon to maintain certain levels of working capital, debt, and net worth. Falcon was in compliance with these financial covenants as of December 31, 2021.

On February 28, 2020, we issued $13.3 million of subordinated debt (the “Subordinated Notes”) to Wooster Capital, LLC (“Wooster”) and Jo Ellen Ford. The Subordinated Notes will mature on the earlier of i) six months after the Term Loan due in 2025 is paid in full or ii) 10 years from the date of issuance (February 2030). Interest is payable quarterly at the end of each calendar quarter at a rate of 6% per annum. The proceeds of the Subordinated Notes were used to fund a portion of the purchase price of the acquisition of S&D and to pay related fees and expenses.